UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2010 (March 5, 2010)
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)
or organization)
1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     A press release issued by Eagle Rock Energy Partners, L.P. (the “Partnership”) on March 5, 2010, regarding financial results for the quarter and year ended December 31, 2009, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     The Partnership has furnished an update to its hedging overview presentation posted on its website. The updated hedging presentation includes hedge transactions executed on February 16 & 17, 2010, as well as additional information about the nature of its commodity hedging activities and its current portfolio of commodity derivative transactions. The presentation entitled “Commodity Hedging Overview”, dated March 5, 2010, may be accessed by going to www.eaglerockenergy.com, selecting Investor Relations, then selecting Presentations.
     The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Important Information Regarding Proposed Restructuring Transactions will be filed with the Securities and Exchange Commission (“SEC”)
     In connection with the proposed transactions described in the Partnership’s Current Report on Form 8-K filed with the SEC on January 12, 2010, the Partnership has filed a preliminary proxy statement and will file other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP. Investors and security holders may obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents that the Partnership files with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The preliminary proxy statement, the definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on the Partnership’s web site at http://www.eaglerockenergy.com or by directing a request to Eagle Rock Energy Partners, L.P., P.O. Box 2968, Houston, Texas 77252-2968, Attention: Investor Relations.
     The Partnership and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement when it becomes available. Additional information regarding the directors and executive officers of the Partnership is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008, and will be included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, when filed with the SEC, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Eagle Rock Energy Partners, L.P. as described above.
     The statements included in this Current Report on Form 8-K regarding the definitive proxy statement, including the timing thereof, are forward-looking statements. These statements involve risks and uncertainties, including, but not limited to, actions by regulatory authorities, market conditions, the Partnership’s financial results and performance, satisfaction of closing conditions, actions by third parties and other factors detailed in risk factors and elsewhere in the Partnership’s Annual Report on Form 10-K and other filings with the SEC. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Partnership disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 8, 2010	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 5, 2010.

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